EXHIBIT 2

Consents from the following persons, who are listed as “qualified persons” under note 15 of the Corporation’s Mineral Reserve and Mineral Resource tables, in accordance with National Instrument 43-101 of the Canadian Securities Administrators:

Stephane Blais, Glen Kuntz, Robert MacDonald, Andrew Cheatle, Simon Pollard, Stephen Taylor, Alastair Still, Paul Buckley, John Porterfield, Britt Buhl, Ray Hodson, Richard Boffey, Malcolm Titley, Sean Halpin, Mark Kaesehagen, Andrew Law, Steven Tombs, Jon Abbott, Roger Cooper, Lara Bruhns, Ben Playford, David Williams, Sharn Morrison, Peter Willcox, Philip Agnew, Frank Tullemans, Trevor Jones, John Butterworth, Anthony Burgess, Roger Hill, Dexter Ferreira, Adrian Adams, Rob Usher, Peter Stockman, Mauricio Rubio, Andres Guaringa, Juan Ochoa, Eduardo Jofre, Jorge Aceituno, Marc Jutras, Rob Pease, Chris Keech.

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Stephane Blais– PE100073324

Name:	Stephane Blais
Title:	SR Mining Eng.
Date Signed:	Feb.-17- 2004
Place Signed:	Balmertown

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Glen Kuntz

Name:	Glen Nickolas Kuntz (pgeo 475)
Title:	Senior Resource Geologist
Date Signed:	Feb. 17/04
Place Signed:	Campbell Mine, Balmertown, Ontario

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Robert MacDonald– P.Eng.

Name:	Robert MacDonald – P.Eng.
Title:	Chief Engineer
Date Signed:	February 17, 2004
Place Signed:	Musselwhite Mine, Ontario

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Andrew Cheatle

Name:	Andrew Mark Cheatle – P.Geo
Title:	Chief Geologist
Date Signed:	17th February 2004
Place Signed:	Musselwhite Mine, Ontario

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Simon C. Pollard

Name:	Simon Christopher Pollard
Title:	Geological Coordinator
Date Signed:	February 19, 2004
Place Signed:	Musselwhite Mine

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ S. Taylor– P.Eng.

Name:	Stephen Taylor – P.Eng.
Title:	Senior Engineer
Date Signed:	Feb 18/04
Place Signed:	Timmins, Ontario, Canada

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Alastair C. Still

Name:	Alastair C. Still – P.Geo.
Title:	Chief Geologist/Exploration Manager
Date Signed:	02/18/04
Place Signed:	Timmins, ON

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Paul Buckley

Name:	Paul Buckley
Title:	Engineering Superintendent
Date Signed:	2/17/04
Place Signed:	Whitehall, MT

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ John Porterfield

Name:	John Porterfield
Title:	Deputy Mine General Manager
Date Signed:	Feb 17, 2004
Place Signed:	Turquoise Ridge, NV

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Britton L. Buhl

Name:	Britton L. Buhl
Title:	Technical Superintendent
Date Signed:	02/18/04
Place Signed:	Cortez Gold Mine

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Ray Hodsen

Name:	Ray Hodsen
Title:	Chief Mining Engineer
Date Signed:	24/2/04
Place Signed:	Granny Smith Mine

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ R. Boffey

Name:	Richard Boffey
Title:	Underground Manager
Date Signed:	18/02/04
Place Signed:	Perth, Western Australia

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Malcolm Titley

Name:	Malcolm Titley
Title:	Open Pit Superintendent
Date Signed:	23 Feb 2004
Place Signed:	Granny Smith Mine, Laverton, Western Australia

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ S. Halpin

Name:	Sean K. Halpin
Title:	Technical Services Manager
Date Signed:	18-02-04
Place Signed:	Henty Gold Mine, Tasmania, Australia

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ M.R. Kaesehagen

Name:	Mark Kaesehagen
Title:	Project Development Manager
Date Signed:	18/2/04
Place Signed:	Kalgoorlie West

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Andrew Law

Name:	Andrew Law
Title:	Mining Manager – Open Pit
Date Signed:	February 18, 2004
Place Signed:	Paddington Mine Site, West Kalgoorlie, Australia

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Steven Tombs

Name:	Steven Tombs
Title:	Mining Manager Underground
Date Signed:	19-2-04
Place Signed:	Kalgoorlie Office

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ J. Abbott

Name:	Jon Abbott
Title:	Senior Resource Geologist
Date Signed:	18th February 2004
Place Signed:	Paddington, Kalgoorlie, Western Australia

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ R. Cooper

Name:	Roger B. Cooper
Title:	Senior Resource Geologist
Date Signed:	24th February 2004
Place Signed:	Paddington Mine

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ L. Bruhns

Name:	Lara Helen Bruhns
Title:	Senior Mining Engineer
Date Signed:	18/02/04
Place Signed:	Kanowna Belle Gold Mine

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ B. Playford

Name:	Benjamin Playford
Title:	Senior Mine Geologist
Date Signed:	18 Feb 2004
Place Signed:	Kanowna Belle Gold Mine

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ D.J. Williams

Name:	David Williams
Title:	Senior Resource Geologist
Date Signed:	18/2/04
Place Signed:	Kanowna Belle

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Sharn Morrison

Name:	Sharn Morrison
Title:	Mine Engineering Team Leader
Date Signed:	18/2/04
Place Signed:	Placer Townsville

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ P. Willcox

Name:	Peter James Willcox
Title:	Mine Coordinator
Date Signed:	18th February
Place Signed:	Osborne Mine, QLD, Australia

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ P.W. Agnew

Name:	Philip Agnew
Title:	Resource Geologist
Date Signed:	19/02/04
Place Signed:	Osborne Mine

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ F. Tullemans

Name:	Frank Tullemans
Title:	Geology Team Leader
Date Signed:	18-Feb-2004
Place Signed:	Cairns, QLD, Australia

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ T. Jones

Name:	Trevor Jones
Title:	Geologist
Date Signed:	24-2-2004
Place Signed:	Zod, Armenia

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ J.D. Butterworth

Name:	John David Butterworth
Title:	Senior Long Term Planning Engineer
Date Signed:	21 Feb 2004
Place Signed:	Porgera, Enga Province, P.N.G

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ A.W. Burgess

Name:	Anthony William Burgess
Title:	Senior Resource Geologist
Date Signed:	19-2-2004
Place Signed:	Porgera, PNG

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Roger Hill

Name:	Roger A. Hill
Title:	Chief Geologist
Date Signed:	25 Feb ‘04
Place Signed:	Porgera, PNG

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Dexter Ferreira

Name:	Dexter S. Ferreira
Title:	Chief Engineer
Date Signed:	24 February 2004
Place Signed:	Westonaria, South Africa

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ A. Adams

Name:	Adrian C. Adams
Title:	Chief Geologist
Date Signed:	24 February 2004
Place Signed:	Westonaria, South Africa

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ R.E. Usher

Name:	Rob Usher
Title:	Mine Superintendent
Date Signed:	Feb 18/04
Place Signed:	North Mara

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ P. Stockman

Name:	Peter Stockman
Title:	Chief Geologist
Date Signed:	18 February 2004
Place Signed:	Perth, WA, Australia

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Mauricio Rubio

Name:	Mauricio Bernabe Rubio Gonzalez
Title:	Geologo Senior Produccion
Date Signed:	25/02/04
Place Signed:	Copiapo, Chile

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Andres Guaringa

Name:	Andres Fernando Guaringa Vasquez
Title:	Ingeniero de Reservas
Date Signed:	25/02/2004
Place Signed:	Copiapo

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Juan Ochoa

Name:	Juan Ochoa Matulic
Title:	Ingeniero Civil de Minas
Date Signed:	23-Febrero-2004
Place Signed:	MDO - La Coipa

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Eduardo Jofre

Name:	Eduardo Jofre A.
Title:	Chief Mine Engineer
Date Signed:	23-Febrero-2004
Place Signed:	Antofagasta, Chile

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Jorge Aceituno

Name:	Jorge Aceituno
Title:	Geologist
Date Signed:	24 February 2004
Place Signed:	Antofagasta, Chile

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ Marc Jutras

Name:	Marc Jutras
Title:	Senior Geostatistician
Date Signed:	February 17, 2004
Place Signed:	Vancouver, BC, Canada

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ R.B. Pease

Name:	Robert B. Pease
Title:	PDI, General Manager - Canada Exploration & Global Major Projects
Date Signed:	17/02/04
Place Signed:	Vancouver, BC

CONSENT OF QUALIFIED PERSON

     Reference is made to the Annual Report on Form 40-F for the year ended December 31, 2003 (the “Annual Report”) of Placer Dome Inc. (the “Company”) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     I hereby consent to the reference to my name as a “qualified person” for the Company under footnote 15 to the Mineral Reserve and Mineral Resource tables in the Company’s Annual Report, and to all other references to my name included or incorporated by reference in the Annual Report.

Sincerely,

Signature:	/s/ C.G. Keech

Name:	Christopher G. Keech
Title:	Senior Geologist
Date Signed:	Feb 18, 2004
Place Signed:	Kalgoorlie West